Infinity
PHARMACEUTICALS

Individual Inspiration . . .

Community Collaboration . . .

Medical Innovation . . .

NASDAQ: INFI JP Morgan Healthcare Conference Steven H. Holtzman, CEO January 7 - 10, 2008 Exhibit 99.1

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
• Such forward-looking statements include those regarding future clinical trial activity for IPI-504, IPI-493 and IPI-926; the presentation of preclinical and clinical data for IPI-504 and IPI-926; estimates of 2007 and 2008 financial performance; and the expectation that Infinity will have cash to support its current operating plan through at least the end of 2009.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from Infinity's current expectations. For example, there can be no guarantee that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases. In particular, expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials; Infinity's dependence on its collaborations with MedImmune and Novartis; Infinity's ability to obtain additional funding required to conduct its research, development and commercialization activities; unplanned cash requirements and expenditures; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.
• These and other risks which may impact Infinity’s expectations are described in greater detail under the caption "Risk Factors“ included
Infinity's quarterly report on Form 10-Q for the quarter ended September 30, 2007, which was filed with the Securities and Exchange
Commission on November 7, 2007.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• All trademarks used in this presentation are the property of their respective owners.

INFI: A compelling investment, TODAY
•
Lead product (Hsp90) biologically active and well-tolerated
–
Registration trial expected to commence 3Q 2008
•
Broad, near-term market potential
–
8+ Hsp90 trials underway in 2008
•
Sustainable growth potential
–
Pipeline of novel small molecules, including Hedgehog inhibitor
•
Proven team
–
First- and best-in-class NDAs, value-creating business transactions
•
Compelling valuation
–
Steady news flow through 2008

0.0 1.0 2.0 3.0
Rituxan
Herceptin
Avastin
Eloxatin
Taxotere
Gleevec
Gemzar
0 50,000 100,000 150,000 200,000 250,000
Prostate
Lung
Breast
Colorectal
Bladder
NHL
Melanoma
Leukemia
Hsp90 Inhibition: A Major New Target
** Sales in top 7 markets. Source: “Commercial insight: Top 20 cancer therapy brands 2006.” Datamonitor, July 2007
* Source: American Cancer Society: Cancer Facts and Figures 2007.
Atlanta, Ga: American Cancer Society, 2007
Top cancers in U.S by incidence*
Clinical development underway
in the three most common
cancers
Potential for application in
combination with major
products
2006 sales cytotoxic/targeted therapies ($B)**

Evidence of IPI-504 activity in GIST
Courtesy of Van den Abbeele & Demetri:
Dana-Farber Cancer Institute
Harvard Medical School
• Baseline • Baseline
• Cycle 1, Day 22 • Cycle 1, Day 22
• 10 days off treatment
• Cycle 1, Day 12
• 24 hrs post 4
th
dose
• Cycle 1, Day 12
IPI-504
PET
response
at 400
mg/m
2

Infinity PHARMACEUTICALS

NCI CCC DANA-FARBER/HARVARD CANCER CENTER
A Comprehensive Cancer Center
Designated by the National Cancer Institute

6 Evidence of IPI-504 activity in NSCLC Baseline Cycle 1, Day 8 Courtesy of: IPI-504 PET response at 150 mg/m 2

Hsp90
ATP
Correctly folded oncogenic protein
Growth signal
Hsp90
IPI-504
Misfolded oncogenic protein
Unable to signal
ATP
Hsp90
IPI-504
ATP

Infinity
PHARMACEUTICALS

Hsp90 Inhibition: How it works
Hsp90 is a “chaperone”
protein
responsible for proper folding and
function of some oncogenic proteins
IPI-504 binds
at ATP site
and inhibits
proper folding
Unstable
oncogene
degraded;
tumor growth
inhibited

Broad applicability of client protein rationale
Cancer(s)
GIST
NSCLC
Prostate (PTEN -/-)
Breast (HER2+)
Melanoma
CML
AML
c-Kit
EGFR / C-met
AR / p-Akt
HER2 / ER
b-Raf (V800E)
Bcr-Abl
Flt3
Hsp90 client proteins

Oncogenic protein
drives cancer cell
survival & growth
Cancer
cell death
Tyrosine kinase inhibitor
(e.g., Gleevec, Tarceva)
Normal
protein
Resistance mutations
evade TKI therapy
IPI-504 / Oral IPI-504
Dependent
on Hsp90
for function
Still depends
on Hsp90 for
function
Rapid registration in
refractory setting
Expand potential in
front-line / combo
Hsp90 development paradigm: an alternative to
direct inhibition of oncogenic proteins

Infinity’s Hsp90 Inhibitors
IPI-504
Small molecule
Semi-synthetic analog of
geldanamycin
Delivered as water-based
i.v. infusion; oral form
also available
Issued U.S. patent
IPI-493
Small molecule
Semi-synthetic analog of
geldanamycin
Oral formulation
Strong IP position;
patent applications filed
worldwide

Hsp90 Clinical Development Strategy
•
Rapid path to registration with IPI-504 i.v.
–
Single-agent therapy, refractory settings
–
GIST & NSCLC
•
Trials for additional indications
–
Signal-finding trials in additional tumors (HRPC, others)
–
Combination therapy with standards of care (Taxotere®, others)
•
Rapid development of oral
–
Earlier lines of therapy, combinations, chronic therapy
–
Phase 1 expected to commence 1H 08

IPI-504: Potential first-in-class Hsp90
Encouraging clinical data
•
Phase 1 dose-escalation trial
–
Refractory patient population
(Gleevec® and Sutent®)
•
Preliminary data at ASCO 2007*
–
76% Stable Disease (RECIST)
–
33% received at least 5 cycles
•
Stable Disease is meaningful
Plan to launch Registration Trial
•
Expansion portion
–
19/20 patients @ MTD
•
Active consultation with
regulators and advisors
•
Received U.S. and EU orphan
designations
*George D. Demetri, et al,
(Poster Number 8, Abstract No: 10023) and A.D. Van den Abbeele, et al, (Poster
Number 1, Abstract No: 3530)
No approved therapies in 3
rd
line GIST

IPI-504: Pursuing Rapid Path to Market in NSCLC
Encouraging clinical data
•
Completed Ph 1 portion
–
Stage IIIb/IV NSCLC patients with
>12 weeks previous TKI therapy
•
Phase 1 data at EORTC 2007*
–
12 patients, dose-escalation
–
7 of 9 (78%) Stable Disease
–
1 pt with mtEGFR experienced
extended SD >6 months (28 weeks)
–
Correlative PET activity observed
Clear path forward
•
Initiated Phase 2 portion
–
Evaluate mtEGFR and wild-type
–
Potential to expand
•
Combination therapy strategy
–
Phase 1 single agent drives
exploration of mechanistic
combinations
–
Important potential setting for oral
No approved therapies in TKI-resistant NSCLC
* Sequist, L., Janne, P., Sweeney, J., Walker, J., Grayzel, D., Lynch, T. (2007) Phase 1/ 2 Trial of the Novel Hsp90 Inhibitor, IPI-
504, in Patients with Relapsed and/or Refractory Stage IIIb or Stage IV Non-Small Cell Lung Cancer (NSCLC) Stratified by
EGFR Mutation Status. ACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics, B79, 2007.

IPI-504: Significant commercial potential
In addition to ongoing trials in GIST and NSCLC:
•
Phase 2 Hormone-resistant prostate cancer (HRPC)
–
2 groups: 1 pre- and 1 post-Taxotere® treatment
–
Establish potential utility in combination and/or as oral therapy
•
Combo with
Taxotere®
in patients with advanced solid tumors
–
Establish safety, MTD, and optimal schedule of administration
•
Additional trials planned to commence in 2008
–
Phase 2 single agent trials
–
Additional combination study
•
Expect to enter clinic with oral in 2008

Infinity’s oral Hsp90 program
•
Demonstrated potent and selective Hsp90 inhibition preclinically
•
Excellent oral exposure: PK and half-life
–
Move forward with strongest possible product profile
–
Differentiate from wholly-synthetic competitors
•
On track to enter clinic in 2008
–
Rapid exploration of dose, schedule, and combinations
–
Leverage signal-finding efforts from Phase 2 studies with i.v IPI-504
–
Likely to advance IPI-493 pending final preclinical data

Hsp90 program milestones for 2008
2H 2008
•
Initiate registration trial of IPI-504 in GIST
•
Present preliminary Phase 2 NSCLC data
•
Present preliminary Phase 2 HRPC data
1H 2008
•
Present updated Phase 1 GIST data (ASCO)
•
Initiate additional Phase 2 trials with IPI-504
•
Initiate oral Phase 1 trial

•
Worldwide collaboration: R&D and commercial
•
Compelling economics: Control INFI cash burn,
significant downstream participation
–
$70M upfront; $215M potential milestones
–
R&D cost share and 50/50 WW profit split
–
Co-promotion rights in US
•
Provides global oncology infrastructure and reach
MedImmune/AstraZeneca alliance on Hsp90

Discovery
Preclinical
Phase 1
Phase 2
Phase 3
Hsp 90: IPI-504
GIST/STS
NSCLC
HRPC
Taxotere® Combo
Addt'l Tumors
Addt'l Combinations
Hsp 90 : Oral
IPI-504 (PO)/
IPI-493 (PO)
Hedgehog
Pathway: IPI -926
Bcl-2/Bcl-xL
Early Discovery

18 Infinity: Building a sustainable oncology pipeline

Role of Hedgehog pathway in cancer
Embryonic pathway
Aberrantly active in a variety of cancers
Genetically-defined
Examples:
Childhood
medulloblastoma
Basal cell carcinoma
Rhabdomyosarcoma
Pathway up-regulation
Examples:
Pancreatic
Small cell lung
Breast
Ovarian

The New York Times

SCIENTISTS WEIGH STEM CELLS' ROLE AS CANCER CAUSE

December 21, 2007

Scientists Weigh Stem Cells' Role as Cancer Cause

By GINA KOLATA

Within the next few months, researchers at three medical centers expect to start the first test in patients of one of the most promising — and contentious — ideas about the cause and treatment of cancer.

The idea is to take aim at what some scientists say are cancerous stem cells aberrant cells that maintain and propagate malignant tumors.

Although many scientists have assumed that cancer cells are immortal — that they divide and grow indefinitely most can only divide a certain number of times before dying. The stem cell hypothesis says that cancers themselves may not die because they are fed by cancerous stem cells, a small and particularly dangerous kind of cell that can renew by dividing even as it spews out more cells that form the bulk of a tumor. Worse, stem cells may be impervious to most standard cancer therapies.

20 Burgeoning interest in Hedgehog pathway 2004 2005 2006 2007 10 19 31 43 AACR Meeting Abstracts on Hedgehog Pathway, 2004-2007

Infinity’s Hedgehog program: IPI-926
•
Superior semi-synthetic analog of cyclopamine
•
Promising preclinical data
–
Highly potent, selective inhibition of Hedgehog pathway
–
Oral bioavailability, extended half-life
–
Anti-tumor activity in vivo
•
IND and Phase 1 clinical study anticipated in 2008
•
Issued composition of matter patent
•
Infinity-discovered & 100% owned royalty-free worldwide

22 Hedgehog program milestones 2009 • Preliminary Phase 1 data • Initiate Phase 2 trials • Expand clinical development 2008 • Preclinical data at AACR • File IND • Initiate Phase 1 clinical trial

23 Business Update

Strong balance sheet and cash runway
•
$114M
cash and equivalents (12/31/07, unaudited)
•
Burn rate well-controlled via alliances
–
50% cost-sharing of Hsp90 program with MedImmune
–
100% of Bcl-2 program funded by Novartis
•
Projected 2008 net cash burn: $35-45M
•
Cash to support current plan through at least end of 2009
–
Sufficient capital to achieve key value creation milestones

Infinity Leadership
Michael Curtis, Ph.D., Sr Dir Pharm. Devel.
TKT, Syntonix, Genzyme, Bristol-Myers Squibb
David Grayzel, M.D., VP Clin Dev. & Med. Affairs
Dyax,  Mass General Hospital
John Keilty, Sr Dir Informatics
Millennium,
UMass Medical School
Vito Palombella, Ph.D., VP Drug Discovery
Syntonix, Millennium, ProScript
Steven Kafka, Ph.D., VP Finance
Millennium, Strategic Decisions Group
Jeanette Kohlbrenner, Dir Human Resources
Genetics Institute, Syntonix
Gerald Quirk, Esq., VP & General Counsel
Genzyme, Palmer & Dodge
Jeffrey Tong, Ph.D., VP Corp. & Product Dev.
McKinsey & Co, Harvard Ctr. for Genomics
Research
Steven Holtzman
Chair, President & CEO
Millennium, DNX
Julian Adams, Ph.D.
CSO & President of R&D
Millennium, ProScript,
Boehringer Ingelheim, Merck
Adelene Perkins
Chief Business Officer & EVP
Transform, Genetics Institute,
Bain, GE

2007 Report Card
Initiate Phase 1/2 trial of IPI-504 in NSCLC
Feb 07
Complete Phase 1 trial of IPI-504 in GIST
Registration trial
plans underway
Progress IPI-504 to one or more Phase 2 trials
HRPC, Nov 07
NSCLC, Dec 07
Initiate IPI-504 combination study
Taxotere, Dec 07
Enter clinic with oral formulation of IPI-504
Select Hedgehog clinical candidate
Continue progress with Novartis on Bcl-2
Ongoing
Advance early discovery programs
Ongoing
Discovered IPI-493
Q2 07
Maintain a strong balance sheet
Sustain excellence in strategic alliances
MedImmune, Novartis
Employ position of strength strategically to
create shareholder value
Regained Hedgehog
rights
$114M cash year-end

Infinity Goals 2008
•
Strong financial profile
•
Scientific excellence
•
Integrated Citizen-Ownership culture
•
Business and operational excellence
•
IPI-504 GIST Phase 3 registration trial
•
IPI-504 Phase 2 trials for additional indications
•
Oral
Hsp90:
Phase 1 clinical study
•
IPI-926
Hedgehog:
Phase 1 clinical study
•
Identify strategic opportunities to enhance profil
e
Execute on
near-term
value-drivers
Maintain &
enhance
foundations
for success

INFI: A compelling investment, TODAY
•
Lead product (Hsp90) biologically active and well-tolerated
–
Registration trial expected to commence 3Q 2008
•
Broad, near-term market potential
–
8+ Hsp90 trials underway in 2008
•
Sustainable growth potential
–
Pipeline of novel small molecules, including Hedgehog inhibitor
•
Proven team
–
First- and best-in-class NDAs, value-creating business transactions
•
Compelling valuation
–
Steady news flow through 2008

NASDAQ: INFI JP Morgan Healthcare Conference January 7 - 10, 2008